SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Aberdeen Street Trust
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

FIDELITY ADVISOR FREEDOM INCOME FUNDSM
FIDELITY ADVISOR FREEDOM 2005 FUNDSM
FIDELITY ADVISOR FREEDOM 2010 FUNDSM
FIDELITY ADVISOR FREEDOM 2015 FUNDSM
FIDELITY ADVISOR FREEDOM 2020 FUNDSM
FIDELITY ADVISOR FREEDOM 2025 FUNDSM
FIDELITY ADVISOR FREEDOM 2030 FUNDSM
FIDELITY ADVISOR FREEDOM 2035 FUNDSM
FIDELITY ADVISOR FREEDOM 2040 FUNDSM
FIDELITY FREEDOM INCOME FUND®
FIDELITY FREEDOM 2000 FUND®
FIDELITY FREEDOM 2005 FUNDSM
FIDELITY FREEDOM 2010 FUND®
FIDELITY FREEDOM 2015 FUNDSM
FIDELITY FREEDOM 2020 FUND®
FIDELITY FREEDOM 2025 FUNDSM
FIDELITY FREEDOM 2030 FUND®
FIDELITY FREEDOM 2035 FUNDSM
FIDELITY FREEDOM 2040 FUND®
FUNDS OF
FIDELITY ABERDEEN STREET TRUST

82 Devonshire Street, Boston, Massachusetts 02109
1-877-208-0098 (for Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, and Fidelity Advisor Freedom 2040 Fund)
1-800-544-3198 (for Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, and Fidelity Freedom 2040 Fund)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Advisor Freedom Income FundSM , Fidelity Advisor Freedom 2005 FundSM , Fidelity Advisor Freedom 2010 FundSM , Fidelity Advisor Freedom 2015 FundSM , Fidelity Advisor Freedom 2020 FundSM , Fidelity Advisor Freedom 2025 FundSM , Fidelity Advisor Freedom 2030 FundSM , Fidelity Advisor Freedom 2035 FundSM , Fidelity Advisor Freedom 2040 FundSM , Fidelity Freedom Income Fund®, Fidelity Freedom 2000 Fund®, Fidelity Freedom 2005 FundSM , Fidelity Freedom 2010 Fund®, Fidelity Freedom 2015 FundSM , Fidelity Freedom 2020 Fund®, Fidelity Freedom 2025 FundSM , Fidelity Freedom 2030 Fund®, Fidelity Freedom 2035 FundSM , and Fidelity Freedom 2040 Fund® (the funds), will be held at an office of Fidelity Aberdeen Street Trust (the trust), 27 State Street, 10th Floor, Boston, Massachusetts 02109 on January 19, 2005, at 10:15 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect a Board of Trustees.

2. To modify the fundamental investment objective of each of Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, and Fidelity Freedom 2040 Fund.

The Board of Trustees has fixed the close of business on November 22, 2004 as the record date for the determination of the shareholders of each of the funds and classes, if applicable, entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
ERIC D. ROITER Secretary

November 22, 2004

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card handy.

2. Call the toll-free number or visit the web site indicated on your proxy card.

3. Enter the number found in the shaded box on the front of your proxy card.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ABERDEEN STREET TRUST:
FIDELITY ADVISOR FREEDOM INCOME FUND
FIDELITY ADVISOR FREEDOM 2005 FUND
FIDELITY ADVISOR FREEDOM 2010 FUND
FIDELITY ADVISOR FREEDOM 2015 FUND
FIDELITY ADVISOR FREEDOM 2020 FUND
FIDELITY ADVISOR FREEDOM 2025 FUND
FIDELITY ADVISOR FREEDOM 2030 FUND
FIDELITY ADVISOR FREEDOM 2035 FUND
FIDELITY ADVISOR FREEDOM 2040 FUND
FIDELITY FREEDOM INCOME FUND
FIDELITY FREEDOM 2000 FUND
FIDELITY FREEDOM 2005 FUND
FIDELITY FREEDOM 2010 FUND
FIDELITY FREEDOM 2015 FUND
FIDELITY FREEDOM 2020 FUND
FIDELITY FREEDOM 2025 FUND
FIDELITY FREEDOM 2030 FUND
FIDELITY FREEDOM 2035 FUND
FIDELITY FREEDOM 2040 FUND

TO BE HELD ON JANUARY 19, 2005

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Aberdeen Street Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, and Fidelity Freedom 2040 Fund (the funds) and at any adjournments thereof (the Meeting), to be held on January 19, 2005 at 10:15 a.m. ET at 27 State Street, 10th Floor, Boston, Massachusetts 02109, an office of the trust and Fidelity Management & Research Company (FMR), an affiliate of Strategic AdvisersSM , Inc. (Strategic Advisers), the funds' investment adviser.

The following table summarizes the proposals applicable to each class of shares of each fund:

Proposal #	Proposal Description	Applicable Fund(s)/Class(es)	Page
1.	To elect as Trustees the nominees presented in Proposal 1.	All	11
2.	To modify the fundamental investment objective of each of Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, and Fidelity Freedom 2040 Fund.	Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, and Fidelity Freedom 2040 Fund	24

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about November 22, 2004. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds and classes. The funds may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds and classes.

Fund Name	Estimated cost for D.F. King & Co., Inc. to call and solicit vote	Estimated cost for D.F. King & Co., Inc. to receive vote over the phone
Fidelity Advisor Freedom Income Fund: Class A	$	$
Fidelity Advisor Freedom Income Fund: Class T	$	$
Fidelity Advisor Freedom Income Fund: Class B	$	$
Fidelity Advisor Freedom Income Fund: Class C	$	$
Fidelity Advisor Freedom Income Fund: Institutional Class	$	$
Fidelity Advisor Freedom 2005 Fund: Class A	$	$
Fidelity Advisor Freedom 2005 Fund: Class T	$	$
Fidelity Advisor Freedom 2005 Fund: Class B	$	$
Fidelity Advisor Freedom 2005 Fund: Class C	$	$
Fidelity Advisor Freedom 2005 Fund: Institutional Class	$	$
Fidelity Advisor Freedom 2010 Fund: Class A	$	$
Fidelity Advisor Freedom 2010 Fund: Class T	$	$
Fidelity Advisor Freedom 2010 Fund: Class B	$	$
Fidelity Advisor Freedom 2010 Fund: Class C	$	$
Fidelity Advisor Freedom 2010 Fund: Institutional Class	$	$
Fidelity Advisor Freedom 2015 Fund: Class A	$	$
Fidelity Advisor Freedom 2015 Fund: Class T	$	$
Fidelity Advisor Freedom 2015 Fund: Class B	$	$
Fidelity Advisor Freedom 2015 Fund: Class C	$	$
Fidelity Advisor Freedom 2015 Fund: Institutional Class	$	$
Fidelity Advisor Freedom 2020 Fund: Class A	$	$
Fidelity Advisor Freedom 2020 Fund: Class T	$	$
Fidelity Advisor Freedom 2020 Fund: Class B	$	$
Fidelity Advisor Freedom 2020 Fund: Class C	$	$
Fidelity Advisor Freedom 2020 Fund: Institutional Class	$	$
Fidelity Advisor Freedom 2025 Fund: Class A	$	$
Fidelity Advisor Freedom 2025 Fund: Class T	$	$
Fidelity Advisor Freedom 2025 Fund: Class B	$	$
Fidelity Advisor Freedom 2025 Fund: Class C	$	$
Fidelity Advisor Freedom 2025 Fund: Institutional Class	$	$
Fidelity Advisor Freedom 2030 Fund: Class A	$	$
Fidelity Advisor Freedom 2030 Fund: Class T	$	$
Fidelity Advisor Freedom 2030 Fund: Class B	$	$
Fidelity Advisor Freedom 2030 Fund: Class C	$	$
Fidelity Advisor Freedom 2030 Fund: Institutional Class	$	$
Fidelity Advisor Freedom 2035 Fund: Class A	$	$
Fidelity Advisor Freedom 2035 Fund: Class T	$	$
Fidelity Advisor Freedom 2035 Fund: Class B	$	$
Fidelity Advisor Freedom 2035 Fund: Class C	$	$
Fidelity Advisor Freedom 2035 Fund: Institutional Class	$	$
Fidelity Advisor Freedom 2040 Fund: Class A	$	$
Fidelity Advisor Freedom 2040 Fund: Class T	$	$
Fidelity Advisor Freedom 2040 Fund: Class B	$	$
Fidelity Advisor Freedom 2040 Fund: Class C	$	$
Fidelity Advisor Freedom 2040 Fund: Institutional Class	$	$
Fidelity Freedom Income Fund	$	$
Fidelity Freedom 2000 Fund	$	$
Fidelity Freedom 2005 Fund	$	$
Fidelity Freedom 2010 Fund	$	$
Fidelity Freedom 2015 Fund	$	$
Fidelity Freedom 2020 Fund	$	$
Fidelity Freedom 2025 Fund	$	$
Fidelity Freedom 2030 Fund	$	$
Fidelity Freedom 2035 Fund	$	$
Fidelity Freedom 2040 Fund	$	$

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked. The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs are allocated among the funds based upon the number of shareholder accounts in each fund.

The principal business address of Strategic Advisers, each fund's investment advisor is 82 Devonshire Street, Boston, Massachusetts, 02109. The principal business address of Fidelity Management & Research Company (FMR), each fund's administrator, is One Federal Street, Boston, Massachusetts 02110. The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/goto/proxies to determine the status of this scheduled Meeting.

Shares of each class of each fund of the trust issued and outstanding as of September 30, 2004 are indicated in the following table:

Fund Name	Number of Shares
Fidelity Advisor Freedom Income Fund: Class A
Fidelity Advisor Freedom Income Fund: Class T
Fidelity Advisor Freedom Income Fund: Class B
Fidelity Advisor Freedom Income Fund: Class C
Fidelity Advisor Freedom Income Fund: Institutional Class
Fidelity Advisor Freedom 2005 Fund: Class A
Fidelity Advisor Freedom 2005 Fund: Class T
Fidelity Advisor Freedom 2005 Fund: Class B
Fidelity Advisor Freedom 2005 Fund: Class C
Fidelity Advisor Freedom 2005 Fund: Institutional Class
Fidelity Advisor Freedom 2010 Fund: Class A
Fidelity Advisor Freedom 2010 Fund: Class T
Fidelity Advisor Freedom 2010 Fund: Class B
Fidelity Advisor Freedom 2010 Fund: Class C
Fidelity Advisor Freedom 2010 Fund: Institutional Class
Fidelity Advisor Freedom 2015 Fund: Class A
Fidelity Advisor Freedom 2015 Fund: Class T
Fidelity Advisor Freedom 2015 Fund: Class B
Fidelity Advisor Freedom 2015 Fund: Class C
Fidelity Advisor Freedom 2015 Fund: Institutional Class
Fidelity Advisor Freedom 2020 Fund: Class A
Fidelity Advisor Freedom 2020 Fund: Class T
Fidelity Advisor Freedom 2020 Fund: Class B
Fidelity Advisor Freedom 2020 Fund: Class C
Fidelity Advisor Freedom 2020 Fund: Institutional Class
Fidelity Advisor Freedom 2025 Fund: Class A
Fidelity Advisor Freedom 2025 Fund: Class T
Fidelity Advisor Freedom 2025 Fund: Class B
Fidelity Advisor Freedom 2025 Fund: Class C
Fidelity Advisor Freedom 2025 Fund: Institutional Class
Fidelity Advisor Freedom 2030 Fund: Class A
Fidelity Advisor Freedom 2030 Fund: Class T
Fidelity Advisor Freedom 2030 Fund: Class B
Fidelity Advisor Freedom 2030 Fund: Class C
Fidelity Advisor Freedom 2030 Fund: Institutional Class
Fidelity Advisor Freedom 2035 Fund: Class A
Fidelity Advisor Freedom 2035 Fund: Class T
Fidelity Advisor Freedom 2035 Fund: Class B
Fidelity Advisor Freedom 2035 Fund: Class C
Fidelity Advisor Freedom 2035 Fund: Institutional Class
Fidelity Advisor Freedom 2040 Fund: Class A
Fidelity Advisor Freedom 2040 Fund: Class T
Fidelity Advisor Freedom 2040 Fund: Class B
Fidelity Advisor Freedom 2040 Fund: Class C
Fidelity Advisor Freedom 2040 Fund: Institutional Class
Fidelity Freedom Income Fund
Fidelity Freedom 2000 Fund
Fidelity Freedom 2005 Fund
Fidelity Freedom 2010 Fund
Fidelity Freedom 2015 Fund
Fidelity Freedom 2020 Fund
Fidelity Freedom 2025 Fund
Fidelity Freedom 2030 Fund
Fidelity Freedom 2035 Fund
Fidelity Freedom 2040 Fund

[To the knowledge of the trust, substantial (5% or more) [record] [or] [beneficial] ownership of [each/the fund(s) [and class]] on September 30, 2004 was as follows:]

To the knowledge of the trust, no [other] shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on November 22, 2004 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date.

Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a fund shareholder of record. If you need additional copies of this Proxy Statement, please contact Fidelity at 1-800-544-8544 (for Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, and Fidelity Freedom 2040 Fund) or 1-877-208-0098 (for Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, and Fidelity Advisor Freedom 2040 Fund). If you do not want the mailing of this Proxy Statement to be combined with those for other members of your household, contact Fidelity in writing at P.O. Box 770001, Cincinnati, Ohio 45277-0002 (for Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, and Fidelity Freedom 2040 Fund) or call Fidelity at 1-877-208-0098 (for Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, and Fidelity Advisor Freedom Income Fund).

For a free copy of Fidelity Freedom Income Fund's, Fidelity Freedom 2000 Fund's, Fidelity Freedom 2005 Fund's, Fidelity Freedom 2010 Fund's, Fidelity Freedom 2015 Fund's, Fidelity Freedom 2020 Fund's, Fidelity Freedom 2025 Fund's, Fidelity Freedom 2030 Fund's, Fidelity Freedom 2035 Fund's, and Fidelity Freedom 2040 Fund's annual report for the fiscal year ended March 31, 2004 and the semiannual report for the fiscal period ended September 30, 2004, call 1-800-544-3198, log-on to www.fidelity.com, or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109.

For a free copy of Fidelity Advisor Freedom Income Fund's, Fidelity Advisor Freedom 2005 Fund's, Fidelity Advisor Freedom 2010 Fund's, Fidelity Advisor Freedom 2015 Fund's, Fidelity Advisor Freedom 2020 Fund's, Fidelity Advisor Freedom 2025 Fund's, Fidelity Advisor Freedom 2030 Fund's, Fidelity Advisor Freedom 2035 Fund's, and Fidelity Advisor Freedom 2040 Fund's annual report for the fiscal year ended March 31, 2004 and the semiannual report for the fiscal period ended September 30, 2004, call 1-877-208-0098 or write to FDC at 82 Devonshire Street, Boston, Massachusetts 02109.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the entire trust voted in person or by proxy at the Meeting. Approval of Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to each Proposal, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the proposal.

1. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the trust. Pursuant to the provisions of the Trust Instrument of the trust, the Trustees have determined that the number of Trustees shall be fixed at 14. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. A nominee shall be elected immediately upon shareholder approval, unless he or she is proposed to begin service at a later date.

Except for Dennis J. Dirks, Cornelia M. Small (whose appointment to the Board of Trustees is effective on January 1, 2005), and Kenneth L. Wolfe, all nominees named below are currently Trustees of the trust and have served in that capacity continuously since originally elected or appointed. Laura B Cronin, George H. Heilmeier, and Robert L. Reynolds were selected by the trust's Governance and Nominating Committee (see page 39) and were appointed to the Board on March 1, 2003, January 1, 2004, and March 1, 2003, respectively. Mr. Dirks, Ms. Small, and Mr. Wolfe are currently Members of the Advisory Board of the trust. Mr. Dirks, Ms. Small, and Mr. Wolfe were selected by the trust's Governance and Nominating Committee and were appointed as Members of the Advisory Board on July 1, 2004, January 1, 2004, and October 1, 2004, respectively. On January 1, 2005, Ms. Small will be appointed to the Board of Trustees upon the retirement of Ralph F. Cox on December 31, 2004.

Except for William O. McCoy, Mr. Dirks, Ms. Small, and Mr. Wolfe each of the nominees oversees 295 funds advised by FMR or an affiliate. Mr. McCoy oversees 297 funds advised by FMR or an affiliate. Mr. Dirks, Ms. Small, and Mr. Wolfe do not currently serve as Trustees of any fund advised by FMR or an affiliate; Mr. Dirks, Ms. Small, and Mr. Wolfe are currently Members of the Advisory Board of each Fidelity fund. Upon the retirement of Ralph F. Cox on December 31, 2004, Ms. Small will begin serving as a Trustee of 295 funds advised by FMR or an affiliate effective January 1, 2005.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Interested Nominees*:

Correspondence intended for each nominee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation**
Edward C. Johnson 3d (74)***

Year of Election or Appointment: 1991

Trustee of Fidelity Aberdeen Street Trust. Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)***

Year of Election or Appointment: 2001

Trustee of Fidelity Aberdeen Street Trust. Senior Vice President of Fidelity Advisor Freedom Income Fund (2003), Fidelity Advisor Freedom 2005 Fund (2003), Fidelity Advisor Freedom 2010 Fund (2003), Fidelity Advisor Freedom 2015 Fund (2003), Fidelity Advisor Freedom 2020 Fund (2003), Fidelity Advisor Freedom 2025 Fund (2003), Fidelity Advisor Freedom 2030 Fund (2003), Fidelity Advisor Freedom 2035 Fund (2003), Fidelity Advisor Freedom 2040 Fund (2003), Fidelity Freedom Income Fund (2001), Fidelity Freedom 2000 Fund (2001), Fidelity Freedom 2005 Fund (2003), Fidelity Freedom 2010 Fund (2001), Fidelity Freedom 2015 Fund (2003), Fidelity Freedom 2020 Fund (2001), Fidelity Freedom 2025 Fund (2003), Fidelity Freedom 2030 Fund (2001), and Fidelity Freedom 2035 Fund (2003), Fidelity Freedom 2040 Fund (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Trustee of Fidelity Aberdeen Street Trust. Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Trustee of Fidelity Aberdeen Street Trust. Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Nominees have been determined to be "interested" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

*** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Non-Interested Nominees:

Correspondence intended for each non-interested nominee (that is, the nominees other than the interested nominees) may be sent to Fidelity Investments, P. O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Dennis J. Dirks (56)

Year of Election or Appointment to the Advisory Board: 2004

Member of the Advisory Board of Fidelity Aberdeen Street Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Trustee of Fidelity Aberdeen Street Trust. Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Trustee of Fidelity Aberdeen Street Trust. Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001) and Teletech Holdings (customer management services, 1998). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the IEEE (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences and The Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Trustee of Fidelity Aberdeen Street Trust. Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Trustee of Fidelity Aberdeen Street Trust. Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Trustee of Fidelity Aberdeen Street Trust. Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Trustee of Fidelity Aberdeen Street Trust. Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)+

Year of Election or Appointment to the Advisory Board: 2004

Member of the Advisory Board of Fidelity Aberdeen Street Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2001

Trustee of Fidelity Aberdeen Street Trust. Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment to the Advisory Board: 2004

Member of the Advisory Board of Fidelity Aberdeen Street Trust. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Revlon Inc. (2004), Bausch & Lomb, Inc., and Carpenter Technology Corporation.

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

+ Nominated to serve as Trustee effective on or about January 1, 2005 following the retirement of Ralph F. Cox.

[As of September 30, 2004 the nominees, Trustees and officers of the trust and [each/the] fund[s] owned, in the aggregate, less than 1% of [each/the] fund['s/s'] outstanding shares.]

[During the period April 1, 2003 through September 30, 2004, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.]

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees. The Advisory Board Members hold office without limit in time except that any Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees.

The trust's Board, which is currently composed of four interested and 10 non-interested Trustees, met 11 times during the fiscal year ended March 31, 2004. It is expected that the Trustees will meet at least 11 times a year at regularly scheduled meetings. For additional information on the committees of the funds' Trustees, refer to the section entitled "Standing Committees of the Funds' Trustees" beginning on page 35.

The following table sets forth information describing the dollar range of equity securities beneficially owned by each nominee in each fund and in all funds in the aggregate within the same fund family overseen by the nominee as of September 30, 2004.

Interested Nominees
DOLLAR RANGE OF FUND SHARES	Edward C. Johnson 3d	Abigail P. Johnson	Laura B. Cronin	Robert L. Reynolds
Fidelity Advisor Freedom Income Fund	none	none	none	none
Fidelity Advisor Freedom 2005 Fund	none	none	none	none
Fidelity Advisor Freedom 2010 Fund	none	none	none	none
Fidelity Advisor Freedom 2015 Fund	none	none	none	none
Fidelity Advisor Freedom 2020 Fund	none	none	none	none
Fidelity Advisor Freedom 2025 Fund	none	none	none	none
Fidelity Advisor Freedom 2030 Fund	none	none	none	none
Fidelity Advisor Freedom 2035 Fund	none	none	none	none
Fidelity Advisor Freedom 2040 Fund	none	none	none	none
Fidelity Freedom Income Fund	none	none	none	none
Fidelity Freedom 2000 Fund	none	none	none	none
Fidelity Freedom 2005 Fund	none	none	none	none
Fidelity Freedom 2010 Fund	none	none	none	none
Fidelity Freedom 2015 Fund	none	none	none	none
Fidelity Freedom 2020 Fund	none	none	none	none
Fidelity Freedom 2025 Fund	none	none	none	none
Fidelity Freedom 2030 Fund	none	none	none	none
Fidelity Freedom 2035 Fund	none	none	none	none
Fidelity Freedom 2040 Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
Non-Interested Nominees
DOLLAR RANGE OF FUND SHARES	Dennis J. Dirks	Robert M. Gates	George H. Heilmeier	Marie L. Knowles	Ned C. Lautenbach
Fidelity Advisor Freedom Income Fund	none	none	none	none	none
Fidelity Advisor Freedom 2005 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2010 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2015 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2020 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2025 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2030 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2035 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2040 Fund	none	none	none	none	none
Fidelity Freedom Income Fund	none	none	none	none	none
Fidelity Freedom 2000 Fund	none	none	none	none	none
Fidelity Freedom 2005 Fund	none	none	none	none	none
Fidelity Freedom 2010 Fund	none	none	none	none	none
Fidelity Freedom 2015 Fund	none	none	none	none	none
Fidelity Freedom 2020 Fund	none	none	none	none	none
Fidelity Freedom 2025 Fund	none	none	none	none	none
Fidelity Freedom 2030 Fund	none	none	none	none	none
Fidelity Freedom 2035 Fund	none	none	none	none	none
Fidelity Freedom 2040 Fund	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Marvin L. Mann	William O. McCoy	Cornelia M. Small	William S. Stavropoulos	Kenneth L. Wolfe
Fidelity Advisor Freedom Income Fund	none	none	none	none	none
Fidelity Advisor Freedom 2005 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2010 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2015 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2020 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2025 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2030 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2035 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2040 Fund	none	none	none	none	none
Fidelity Freedom Income Fund	none	none	none	none	none
Fidelity Freedom 2000 Fund	none	none	none	none	none
Fidelity Freedom 2005 Fund	none	none	none	none	none
Fidelity Freedom 2010 Fund	none	none	none	none	none
Fidelity Freedom 2015 Fund	none	none	none	none	none
Fidelity Freedom 2020 Fund	none	none	none	none	none
Fidelity Freedom 2025 Fund	none	none	none	none	none
Fidelity Freedom 2030 Fund	none	none	none	none	none
Fidelity Freedom 2035 Fund	none	none	none	none	none
Fidelity Freedom 2040 Fund	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board for his or her services for the fiscal year ended March 31, 2004, or calendar year ended December 31, 2003, as applicable.

Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	J. Michael Cook[2]	Ralph F. Cox[3]	Phyllis Burke Davis[4]	Dennis J. Dirks[5]	Robert M. Gates	George H. Heilmeier[6]	Donald J. Kirk[3]
Fidelity Advisor Freedom Income Fund+	$ 7	$ 8	$ 1	$ 1	$ 7	$ 7	$ 8
Fidelity Advisor Freedom 2005 Fund+	$ 1	$ 1	$ 0	$ 1	$ 1	$ 1	$ 1
Fidelity Advisor Freedom 2010 Fund+	$ 19	$ 19	$ 1	$ 4	$ 19	$ 19	$ 20
Fidelity Advisor Freedom 2015 Fund+	$ 2	$ 2	$ 0	$ 2	$ 2	$ 1	$ 1
Fidelity Advisor Freedom 2020 Fund+	$ 33	$ 35	$ 2	$ 7	$ 34	$ 33	$ 35
Fidelity Advisor Freedom 2025 Fund+	$ 2	$ 2	$ 0	$ 2	$ 2	$ 2	$ 2
Fidelity Advisor Freedom 2030 Fund+	$ 16	$ 17	$ 1	$ 3	$ 16	$ 16	$ 17
Fidelity Advisor Freedom 2035 Fund+	$ 1	$ 1	$ 0	$ 1	$ 1	$ 1	$ 1
Fidelity Advisor Freedom 2040 Fund+	$ 9	$ 10	$ 1	$ 2	$ 9	$ 9	$ 10
Fidelity Freedom Income Fund	$ 478	$ 485	$ 338	$ 0	$ 483	$ 481	$ 529
Fidelity Freedom 2000 Fund	$ 465	$ 473	$ 334	$ 0	$ 470	$ 468	$ 514
Fidelity Freedom 2005 Fund+	$ 3	$ 3	$ 0	$ 3	$ 3	$ 3	$ 3
Fidelity Freedom 2010 Fund	$ 1,935	$ 1,962	$ 1,346	$ 0	$ 1,954	$ 1,945	$ 2,146
Fidelity Freedom 2015 Fund+	$ 9	$ 11	$ 0	$ 9	$ 11	$ 9	$ 9
Fidelity Freedom 2020 Fund	$ 1,829	$ 1,850	$ 1,242	$ 0	$ 1,846	$ 1,839	$ 2,034
Fidelity Freedom 2025 Fund+	$ 6	$ 7	$ 0	$ 6	$ 7	$ 6	$ 6
Fidelity Freedom 2030 Fund	$ 1.058	$ 1,070	$ 719	$ 0	$ 1,068	$ 1,064	$ 1,177
Fidelity Freedom 2035 Fund+	$ 3	$ 3	$ 0	$ 3	$ 3	$ 3	$ 3
Fidelity Freedom 2040 Fund	$ 257	$ 259	$ 164	$ 0	$ 259	$ 258	$ 287
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 253,500	$ 261,000	$250,500	$ 0	$ 212,000	$ 261,000	$ 258,000
Compensation Table[1]
AGGREGATE COMPENSATION FROM A FUND	Marie L. Knowles	Ned C. Lautenbach	Marvin L. Mann	William O. McCoy	Cornelia M. Small[7]	William S. Stavropoulos	Kenneth L. Wolfe[8]
Fidelity Advisor Freedom Income Fund+	$ 8	$ 7	$ 10	$ 7	$ 6	$ 7	$ 0
Fidelity Advisor Freedom 2005 Fund+	$ 2	$ 1	$ 3	$ 1	$ 1	$ 1	$ 0
Fidelity Advisor Freedom 2010 Fund+	$ 20	$ 18	$ 26	$ 19	$ 17	$ 18	$ 0
Fidelity Advisor Freedom 2015 Fund+	$ 2	$ 1	$ 3	$ 1	$ 1	$ 1	$ 0
Fidelity Advisor Freedom 2020 Fund+	$ 36	$ 32	$ 47	$ 33	$ 31	$ 31	$ 0
Fidelity Advisor Freedom 2025 Fund+	$ 3	$ 2	$ 4	$ 2	$ 2	$ 2	$ 0
Fidelity Advisor Freedom 2030 Fund+	$ 17	$ 15	$ 22	$ 16	$ 14	$ 15	$ 0
Fidelity Advisor Freedom 2035 Fund+	$ 2	$ 1	$ 3	$ 1	$ 1	$ 1	$ 0
Fidelity Advisor Freedom 2040 Fund+	$ 10	$ 9	$ 13	$ 9	$ 8	$ 9	$ 0
Fidelity Freedom Income Fund	$ 486	$ 467	$ 623	$ 491	$ 129	$ 453	$ 0
Fidelity Freedom 2000 Fund	$ 473	$ 455	$ 605	$ 478	$ 120	$ 442	$ 0
Fidelity Freedom 2005 Fund	$ 4	$ 3	$ 5	$ 3	$ 3	$ 3	$ 0
Fidelity Freedom 2010 Fund	$ 1,969	$ 1,888	$ 2,523	$ 1,988	$ 544	$ 1,832	$ 0
Fidelity Freedom 2015 Fund	$ 12	$ 9	$ 14	$ 9	$ 9	$ 9	$ 0
Fidelity Freedom 2020 Fund	$ 1,861	$ 1,782	$ 2,389	$ 1,878	$ 544	$ 1,728	$ 0
Fidelity Freedom 2025 Fund	$ 8	$ 6	$ 9	$ 6	$ 6	$ 6	$ 0
Fidelity Freedom 2030 Fund	$ 1,077	$ 1,031	$ 1,382	$ 1,087	$ 314	$ 1,000	$ 0
Fidelity Freedom 2035 Fund	$ 4	$ 3	$ 5	$ 3	$ 3	$ 3	$ 0
Fidelity Freedom 2040 Fund	$ 262	$ 250	$ 337	$ 264	$ 86	$ 241	$ 0
TOTAL COMPENSATION FROM THE FUND COMPLEXA	$ 258,000	$ 256,500	$ 324,000	$ 298,500B	$ 0	$ 253,500	$ 0

1 Edward C. Johnson 3d, Abigail P. Johnson, Laura B. Cronin, Peter S. Lynch, and Robert L. Reynolds are interested persons and are compensated by FMR.

2 Mr. Cook is scheduled to resign from the Board of Trustees on December 31, 2004 to pursue other opportunities.

3 Mr. Cox and Mr. Kirk are scheduled to retire from the Board of Trustees on December 31, 2004.

4 Ms. Davis served on the Board of Trustees through December 31, 2003.

5 Effective July 1, 2004, Mr. Dirks serves as a Member of the Advisory Board.

6 During the period from March 1, 2003 through December 31, 2003, Dr. Heilmeier served as a Member of the Advisory Board. Effective January 1, 2004, Dr. Heilmeier serves as a Member of the Board of Trustees.

7 Effective January 1, 2004, Ms. Small serves as a Member of the Advisory Board. Ms. Small will be appointed to the Board of Trustees effective January 1, 2005.

8 Effective October 1, 2004, Mr. Wolfe serves as a Member of the Advisory Board.

+ Estimated for the fund's first full fiscal year.

A Information is for the calendar year ended December 31, 2003 for 293 funds of 57 trusts in the fund complex. Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 2003, the Trustees accrued required deferred compensation from the funds as follows: J. Michael Cook, $111,000; Ralph F. Cox, $111,000; Phyllis Burke Davis, $111,000; Robert M. Gates, $111,000; Donald J. Kirk, $111,000; Marie L. Knowles, $111,000; Ned C. Lautenbach, $111,000; Marvin L. Mann, $141,000; William O. McCoy, $111,000; and William S. Stavropoulos, $111,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: J. Michael Cook, $35,316.47; Ralph F. Cox, $35,316.47; Phyllis Burke Davis, $44,989.93; Ned C. Lautenbach, $44,989.93; and William O. McCoy, $82,489.93.

B Compensation figures include cash and may include amounts deferred at Mr. McCoy's election under a deferred compensation plan adopted by the other open-end registered investment companies in the fund complex (Other Open-End Funds). Pursuant to the deferred compensation plan, Mr. McCoy, as a non-interested Trustee, may elect to defer receipt of all or a portion of his annual fees. Amounts deferred under the deferred compensation plan are credited to an account established for Mr. McCoy on the books of the Other Open-End Funds. Interest is accrued on amounts deferred under the deferred compensation plan. For the calendar year ended December 31, 2003, Mr. McCoy voluntarily elected to defer $37,500.

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 and January 2000 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the non-interested Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any non-interested Trustee or to pay any particular level of compensation to the non-interested Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

2. TO MODIFY THE FUNDAMENTAL INVESTMENT OBJECTIVE OF EACH OF FIDELITY FREEDOM 2000 FUND, FIDELITY FREEDOM 2005 FUND, FIDELITY FREEDOM 2010 FUND, FIDELITY FREEDOM 2015 FUND, FIDELITY FREEDOM 2020 FUND, FIDELITY FREEDOM 2025 FUND, FIDELITY FREEDOM 2030 FUND, FIDELITY FREEDOM 2035 FUND, AND FIDELITY FREEDOM 2040 FUND.

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR under the 1940 Act (the Non-Interested Trustees), has approved, and recommends that shareholders of the funds approve, a proposal to modify the fundamental investment objective of each of Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, and Fidelity Freedom 2040 Fund. The Trustees and FMR believe the proposed changes are in the best interests of each fund and its shareholders

Fundamental Investment Objective. Each of Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, and Fidelity Freedom 2040 Fund currently "seeks high total return."

If the proposal is approved, each fund will modify its investment objective so that it "seeks high total return until its target retirement date. Thereafter the fund's objective will be to seek high current income and, as a secondary objective, capital appreciation."

The purpose of this proposal is to ensure that when the target asset allocation of a fund matches that of Fidelity Freedom Income Fund, the investment objectives will be similar so that the fund will be able to combine with Fidelity Freedom Income Fund without a shareholder vote, as originally designed, and will not be subject to a new technical requirement under Rule 17a-8 of the 1940 Act that might require a shareholder vote before the fund could be combined with Freedom Income Fund.

Discussion of Proposed Modifications. Each of Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015, Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, and Fidelity Freedom 2040 Fund invests in a combination of underlying Fidelity equity, bond, and money market funds according to an asset allocation strategy that becomes increasingly conservative over time. The Freedom Fund product line is designed for retirement investors whose anticipated retirement dates correspond with each fund's name. The Freedom Funds offer diversification as well as the convenience of automatic adjustment of allocations as retirement draws near. The product line also includes Fidelity Freedom Income Fund, which follows a stable asset allocation strategy and is designed for investors in retirement. From year to year, each fund's (other than Fidelity Freedom Income Fund) asset allocation is adjusted slightly to reflect a more conservative investment strategy as its retirement date approaches. Once a fund reaches its retirement date, its asset allocation continues to become more conservative. Approximately five to ten years after a fund's retirement date, when its target asset allocation matches Fidelity Freedom Income Fund's, it is expected that the fund will be combined with Fidelity Freedom Income Fund and the fund's shareholders will become shareholders of Fidelity Freedom Income Fund, as described in the funds' prospectus and marketing materials. To facilitate this result, the funds' Trust Instrument authorizes the combination of a fund's assets with Fidelity Freedom Income Fund, subject to Board approval but without a shareholder vote. This provision of the Trust Instrument remains subject to applicable state and federal law.

In July 2002, the Securities and Exchange Commission (SEC) approved amendments to Rule 17a-8 that would require shareholder approval for a merger between affiliated funds with materially different fundamental investment objectives. While these amendments were intended to preserve shareholder voting rights, they had the unintended result of potentially impeding the operation of the Freedom Funds product line, in which shareholders knowingly have invested with the expectation that each fund ultimately will be combined with Freedom Income without a shareholder vote.

Each of Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035, and Fidelity Freedom 2040 Fund has a fundamental investment objective (high total return) that is materially different than that of Fidelity Freedom Income Fund (high current income and, as a secondary objective, capital appreciation). When the product line was first launched, FMR felt it was appropriate for the funds to have different investment objectives because the funds were expected to be managed differently until such time as they were combined with Freedom Income. However, given the potential application of the Rule 17a-8 amendments and the possibility that a shareholder vote could be required before combining the funds with Fidelity Freedom Income Fund, FMR now believes it is in shareholders' best interests to align each of the fund's objectives after its target retirement date with that of Fidelity Freedom Income Fund to avoid future issues under Rule 17a-8.

Modifying the funds' fundamental investment objectives as described above will ensure that the amendments to Rule 17a-8 will not require a shareholder vote prior to combining each fund with Freedom Income. The requested action will have no material effect on the way each fund is managed and will preserve the intended operation of the Freedom Fund product line, as described in the funds' prospectus and marketing materials. If the proposal is not approved, a fund may be required to incur the expenses associated with holding a shareholder meeting in order to obtain shareholder approval prior to combining with Fidelity Freedom Income Fund.

Conclusion. The Board of Trustees, including the Non-Interested Trustees, has concluded that it is in the best interests of each fund and its shareholders to modify the fundamental investment objectives as set forth above, and recommends that shareholders vote FOR the proposal. If approved by shareholders, the change will become effective when the prospectus is revised to reflect it. If the proposal is not approved by the fund's shareholders, the fund's current fundamental investment objective discussed above will not change.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ADVISORY BOARD MEMBERS AND EXECUTIVE OFFICERS OF THE FUNDS

Peter S. Lynch, Dennis J. Dirks, Cornelia M. Small, and Kenneth L. Wolfe are Members of the Advisory Board of Fidelity Aberdeen Street Trust. The executive officers of the funds include: Ms. Johnson, Bart A. Grenier, Ren Y. Cheng, Eric D. Roiter, Stuart Fross, Christine Reynolds, Timothy F. Hayes, Kenneth A. Rathgeber, John R. Hebble, Kimberley H. Monasterio, John H. Costello, Francis V. Knox, Jr., Peter L. Lydecker, Mark Osterheld, Kenneth B. Robins, and Thomas J. Simpson. Additional information about Ms. Johnson, Mr. Dirks, Ms. Small, and Mr. Wolfe can be found in Proposal 1. Additional information about Mr. Lynch and other executive officers of the funds can be found in the following table.

The executive officers and Advisory Board Members hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109. Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation*
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Aberdeen Street Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Bart A. Grenier (45)

Year of Election or Appointment: 2003

Vice President of Fidelity Fidelity Advisor Freedom Income Fund, Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, and Fidelity Freedom 2040 Fund. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Ren Y. Cheng (47)

Year of Election or Appointment: 1998, 2000, or 2003

Vice President of Fidelity Advisor Freedom Income Fund (2003) Fidelity Advisor Freedom 2005 Fund (2003), Fidelity Advisor Freedom 2010 Fund (2003), Fidelity Advisor Freedom 2015 Fund (2003), Fidelity Advisor Freedom 2020 Fund (2003), Fidelity Advisor Freedom 2025 Fund (2003), Fidelity Advisor Freedom 2030 Fund (2003), Fidelity Advisor Freedom 2035 Fund (2003), Fidelity Advisor Freedom 2040 Fund (2003), Fidelity Freedom Income Fund (1998), Fidelity Freedom 2000 Fund (1998), Fidelity Freedom 2005 Fund (2003), Fidelity Freedom 2010 Fund (1998), Fidelity Freedom 2015 Fund (2003), Fidelity Freedom 2020 Fund (1998), Fidelity Freedom 2025 Fund (2003), Fidelity Freedom 2030 Fund (1998), Fidelity Freedom 2035 Fund (2003), and Fidelity Freedom 2040 Fund (2000). Mr. Cheng also serves as Vice President of other funds advised by Strategic Advisers, Inc. Prior to assuming his current responsibilities, Mr. Cheng managed a variety of Fidelity funds. Mr. Cheng also serves as Vice President of FMR (2002), FMR Co., Inc. (2002) and Strategic Advisers, Inc. (2003).

Eric D. Roiter (55)

Year of Election or Appointment: 1998, 2000, or 2003

Secretary of Fidelity Fidelity Advisor Freedom Income Fund (2003), Advisor Freedom 2005 Fund (2003), Fidelity Advisor Freedom 2010 Fund (2003), Fidelity Advisor Freedom 2015 Fund (2003), Fidelity Advisor Freedom 2020 Fund (2003), Fidelity Advisor Freedom 2025 Fund (2003), Fidelity Advisor Freedom 2030 Fund (2003), Fidelity Advisor Freedom 2035 Fund (2003), Fidelity Advisor Freedom 2040 Fund (2003), Fidelity Freedom Income Fund (1998), Fidelity Freedom 2000 Fund (1998), Fidelity Freedom 2005 Fund (2003), Fidelity Freedom 2010 Fund (1998), Fidelity Freedom 2015 Fund (2003), Fidelity Freedom 2020 Fund (1998), Fidelity Freedom 2025 Fund (2003), Fidelity Freedom 2030 Fund (1998), Fidelity Freedom 2035 Fund (2003), and Fidelity Freedom 2040 Fund (2000). He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)

Year of Election or Appointment: 2003

Assistant Secretary of Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, Fidelity Freedom 2040 Fund. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.

Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, and Fidelity Freedom 2040 Fund. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002 or 2003

Chief Financial Officer of Fidelity Advisor Freedom Income Fund (2003), Fidelity Advisor Freedom 2005 Fund (2003), Fidelity Advisor Freedom 2010 Fund (2003), Fidelity Advisor Freedom 2015 Fund (2003), Fidelity Advisor Freedom 2020 Fund (2003), Fidelity Advisor Freedom 2025 Fund (2003), Fidelity Advisor Freedom 2030 Fund (2003), Fidelity Advisor Freedom 2035 Fund (2003), Fidelity Advisor Freedom 2040 Fund (2003), Fidelity Freedom Income Fund (2002), Fidelity Freedom 2000 Fund (2002), Fidelity Freedom 2005 Fund (2003), Fidelity Freedom 2010 Fund (2002), Fidelity Freedom 2015 Fund (2003), Fidelity Freedom 2020 Fund (2002), Fidelity Freedom 2025 Fund (2003), Fidelity Freedom 2030 Fund (2002), Fidelity Freedom 2035 Fund (2003), and Fidelity Freedom 2040 Fund (2002). Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). In 2001, Mr. Hayes was appointed President of Fidelity Investments Operations Group (FIOG), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, and Fidelity Freedom 2040 Fund. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, and Fidelity Freedom 2040 Fund. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, and Fidelity Freedom 2040 Fund. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)

Year of Election or Appointment: 1996, 2000, or 2003

Assistant Treasurer of Fidelity Advisor Freedom Income Fund (2003), Fidelity Advisor Freedom 2005 Fund (2003), Fidelity Advisor Freedom 2010 Fund (2003), Fidelity Advisor Freedom 2015 Fund (2003), Fidelity Advisor Freedom 2020 Fund (2003), Fidelity Advisor Freedom 2025 Fund (2003), Fidelity Advisor Freedom 2030 Fund (2003), Fidelity Advisor Freedom 2035 Fund (2003), Fidelity Advisor Freedom 2040 Fund (2003), Fidelity Freedom Income Fund (1996), Fidelity Freedom 2000 Fund (1996), Fidelity Freedom 2005 Fund (2003), Fidelity Freedom 2010 Fund (1996), Fidelity Freedom 2015 Fund (2003), Fidelity Freedom 2020 Fund (1996), Fidelity Freedom 2025 Fund (2003), Fidelity Freedom 2030 Fund (1996), Fidelity Freedom 2035 Fund (2003), and Fidelity Freedom 2040 Fund (2000). Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002 or 2003

Assistant Treasurer of Fidelity Advisor Freedom Income Fund (2003), Fidelity Advisor Freedom 2005 Fund (2003), Fidelity Advisor Freedom 2010 Fund (2003), Fidelity Advisor Freedom 2015 Fund (2003), Fidelity Advisor Freedom 2020 Fund (2003), Fidelity Advisor Freedom 2025 Fund (2003), Fidelity Advisor Freedom 2030 Fund (2003), Fidelity Advisor Freedom 2035 Fund (2003), Fidelity Advisor Freedom 2040 Fund (2003), Fidelity Freedom Income Fund (2002), Fidelity Freedom 2000 Fund (2002), Fidelity Freedom 2005 Fund (2003), Fidelity Freedom 2010 Fund (2002), Fidelity Freedom 2015 Fund (2003), Fidelity Freedom 2020 Fund (2002), Fidelity Freedom 2025 Fund (2003), Fidelity Freedom 2030 Fund (2002), Fidelity Freedom 2035 Fund (2003), and Fidelity Freedom 2040 Fund (2002). Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)

Year of Election or Appointment: 2004

Assistant Treasurer of Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, and Fidelity Freedom 2040 Fund. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (49)

Year of Election or Appointment: 2002 or 2003

Assistant Treasurer of Fidelity Advisor Freedom Income Fund (2003), Fidelity Advisor Freedom 2005 Fund (2003), Fidelity Advisor Freedom 2010 Fund (2003), Fidelity Advisor Freedom 2015 Fund (2003), Fidelity Advisor Freedom 2020 Fund (2003), Fidelity Advisor Freedom 2025 Fund (2003), Fidelity Advisor Freedom 2030 Fund (2003), Fidelity Advisor Freedom 2035 Fund (2003), Fidelity Advisor Freedom 2040 Fund (2003), Fidelity Freedom Income Fund (2002), Fidelity Freedom 2000 Fund (2002), Fidelity Freedom 2005 Fund (2003), Fidelity Freedom 2010 Fund (2002), Fidelity Freedom 2015 Fund (2003), Fidelity Freedom 2020 Fund (2002), Fidelity Freedom 2025 Fund (2003), Fidelity Freedom 2030 Fund (2002), Fidelity Freedom 2035 Fund (2003), and Fidelity Freedom 2040 Fund (2002). Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, and Fidelity Freedom 2040 Fund. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000 or 2003

Assistant Treasurer of Fidelity Advisor Freedom Income Fund (2003), Fidelity Advisor Freedom 2005 Fund (2003), Fidelity Advisor Freedom 2010 Fund (2003), Fidelity Advisor Freedom 2015 Fund (2003), Fidelity Advisor Freedom 2020 Fund (2003), Fidelity Advisor Freedom 2025 Fund (2003), Fidelity Advisor Freedom 2030 Fund (2003), Fidelity Advisor Freedom 2035 Fund (2003), Fidelity Advisor Freedom 2040 Fund (2003), Fidelity Freedom Income Fund (2000), Fidelity Freedom 2000 Fund (2000), Fidelity Freedom 2005 Fund (2003), Fidelity Freedom 2010 Fund (2000), Fidelity Freedom 2015 Fund (2003), Fidelity Freedom 2020 Fund (2000), Fidelity Freedom 2025 Fund (2003), Fidelity Freedom 2030 Fund (2000), Fidelity Freedom 2035 Fund (2003), and Fidelity Freedom 2040 Fund (2000). Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

STANDING COMMITTEES OF THE FUNDS' TRUSTEES

Correspondence intended for each non-interested (independent) Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts, 02109. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The fund does not hold annual meetings and therefore does not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of all matters of importance to non-interested Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board of Trustees has 10 standing committees.

The Operations Committee is composed of all of the non-interested Trustees, with Mr. Mann currently serving as Chair. The committee normally meets monthly (except August), or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the non-interested Trustees. The committee also considers matters involving potential conflicts of interest between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the Fidelity funds and FMR and its affiliates, and annually reviews and makes recommendations regarding transfer agent and other service agreements, insurance coverage, and custody agreements. The committee also monitors additional issues including the nature, levels and quality of services provided to shareholders, significant litigation, and the voting of proxies of portfolio companies. The committee also has oversight of compliance issues not specifically in the scope of the charters of the Audit Committee or Fund Oversight Committees and considers other operating matters not specifically within the scope of oversight of any other committee. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal year ended March 31, 2004, the committee held 12 meetings.

The Fair Value Oversight Committee is composed of all of the non-interested Trustees, with Mr. Mann serving as Chair. The committee normally meets quarterly, or more frequently as called by the Chair, in conjunction with meetings of the Board of Trustees. The Fair Value Oversight Committee monitors and establishes policies concerning procedures and controls regarding the valuation of fund investments and their classification as liquid or illiquid and monitors matters of disclosure to the extent required to fulfill its statutory responsibilities. The committee provides oversight regarding the investment policies relating to, and Fidelity funds' investment in, non-traditional securities. The committee also reviews actions taken by FMR's Fair Value Committee. During the fiscal year ended March 31, 2004, the committee held four meetings.

The Board of Trustees has established three Fund Oversight Committees: the Equity Committee (composed of Messrs. Lautenbach (Chair), Kirk, and Stavropoulos), the Fixed-Income and International Committee (composed of Messrs. Cook (Chair) and Cox, and Ms. Knowles), and the Select and Special Committee (composed of Messrs. McCoy (Chair), Gates, and Heilmeier). Each committee normally meets monthly (except August) or more frequently as called by the Chair of the respective committee. Each committee oversees investment advisory services provided by FMR to the relevant funds and develops an understanding of and monitors the investment objectives, policies, and practices of the relevant Fidelity funds. Each committee also monitors investment performance, compliance by each relevant Fidelity fund with its investment policies and restrictions and reviews appropriate benchmarks, competitive universes, unusual or exceptional investment matters and the personnel and other resources devoted to the management of each fund. The Fixed-Income and International Committee also receives reports required under Rule 2a-7 of the 1940 Act and has oversight of research bearing on credit quality, investment structures and other fixed-income issues, and of international research. The Select and Special Committee has oversight of FMR's equity investment research. Each committee will review and recommend any required action to the Board in respect of specific funds, including new funds, changes in fundamental and non-fundamental investment policies and restrictions, partial or full closing to new investors, fund mergers, fund name changes, and liquidations of funds. The non-interested Trustees of each committee may organize working groups to make recommendations concerning issues related to funds that are within the scope of the committee's review. These working groups report to the committee or to the non-interested Trustees, or both, as appropriate. Each working group may request from FMR such information from FMR as may be appropriate to the working group's deliberations. During the fiscal year ended March 31, 2004, the Equity Committee held 10 meetings, the Fixed-Income and International Committee held 11 meetings, and the Select and Special Committee held 10 meetings.

The Board of Trustees established in December 2003 two Fund Contract Committees: the Equity Contract Committee (composed of Messrs. Lautenbach (Chair), Cook, and McCoy) and the Fixed-Income Contract Committee (composed of Messrs. Cook (Chair) and Cox, and Ms. Knowles). Each committee ordinarily meets monthly during the first six months of each year and more frequently as necessary to consider matters related to the renewal of fund investment advisory agreements. The committees will assist the Board of Trustees in its consideration of investment advisory agreements of each fund. Each committee receives information on and makes recommendations concerning the approval of investment advisory agreements between the Fidelity funds and FMR and its affiliates and any non-FMR affiliate that serves as a sub-adviser to a Fidelity fund (collectively, "investment advisers") and the annual review of these contracts. The Fixed-Income Contract Committee will be responsible for investment advisory agreements of the fixed-income funds. The Equity Contract Committee will be responsible for the investment advisory agreements of all other funds. With respect to each fund under its purview, each committee: requests and receives information on the nature, levels, and quality of services provided to the shareholders of the Fidelity funds by the investment advisers and their respective affiliates, fund performance, and such other information as the committee determines to be reasonably necessary to evaluate the terms of the investment advisory agreements; considers the profitability and other benefits that the investment advisers and their respective affiliates derive from their contractual arrangements with each of the funds (including tangible and intangible "fall-out benefits"); considers methodologies for determining the extent to which the funds benefit from economies of scale and refinements to these methodologies; considers such other matters and information as may be necessary and appropriate to evaluate investment advisory agreements of the funds; and makes recommendations to the Board concerning the approval or renewal of investment advisory agreements. Each committee will consult with the other committees of the Board of Trustees, and in particular with the Audit Committee and the applicable Fund Oversight Committees, in carrying out its responsibilities. Each committee's responsibilities are guided by Sections 15(c) and 36(b) of the 1940 Act. While each committee consists solely of non-interested Trustees, its meetings may, depending upon the subject matter, be attended by one or more senior members of FMR's management or representatives of a sub-adviser not affiliated with FMR. During the fiscal year ended March 31, 2004, each Fund Contract Committee held no meetings.

The Shareholder Services, Brokerage, and Distribution Committee is composed of Messrs. Cox (Chair), Cook, Heilmeier, Lautenbach, and Stavropoulos. The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. Regarding shareholder services, the committee considers the structure and amount of the Fidelity funds' transfer agency fees, custody fees, and direct fees to investors (other than sales loads), such as small account and exchange fees, and the nature and quality of services rendered by FMR and its affiliates or third parties (such as custodians) in consideration of these fees. The committee also considers other non-investment management services rendered to the Fidelity funds by FMR and its affiliates, including pricing and bookkeeping services and fees. Regarding brokerage, the committee monitors and recommends policies concerning the securities transactions of the Fidelity funds. The committee periodically reviews the policies and practices with respect to efforts to achieve best execution and commissions paid to firms supplying research and brokerage services or paying fund expenses. The committee also monitors brokerage and other similar relationships between the Fidelity funds and firms affiliated with FMR that participate in the execution of securities transactions. Regarding the distribution of fund shares, the committee considers issues bearing on the various distribution channels employed by the Fidelity funds, including issues regarding Rule 18f-3 plans and related consideration of classes of shares, sales load structures (including breakpoints), load waivers, selling concessions, and service charges paid to intermediaries, Rule 12b-1 plans, contingent deferred sales charges, and finders' fees. The committee also oversees and receives reports on the preparation and use of advertisements and sales literature for the Fidelity funds. During the fiscal year ended March 31, 2004, the Shareholder Services, Brokerage, and Distribution Committee held nine meetings, the Committee on Service Fees held no meetings, the Committee on Distribution Channels held no meetings, and the Brokerage Committee held no meetings.

The Audit Committee is composed of Ms. Knowles (Chair) and Messrs. Gates, Kirk, and McCoy. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets in conjunction with in-person meetings of the Board of Trustees, or more frequently as called by the Chair. The committee meets separately at least four times a year with the Fidelity funds' Treasurer, with personnel responsible for the internal audit function of FMR Corp., and with the Fidelity funds' outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fidelity funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fidelity funds and the funds' service providers, (ii) the financial reporting processes of the Fidelity funds, (iii) the independence, objectivity, and qualification of the auditors to the Fidelity funds, (iv) the annual audits of the Fidelity funds' financial statements, and (v) the accounting policies and disclosures of the Fidelity funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any Fidelity fund, and (ii) the provision by any outside auditor of certain non-audit services to Fidelity fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. In furtherance of the foregoing, the committee has adopted (and may from time to time amend or supplement) and provides oversight of policies and procedures for non-audit engagements by outside auditors of the Fidelity funds. It is responsible for approving all audit engagement fees and terms for the Fidelity funds, resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the Fidelity funds and any service providers consistent with Independent Standards Board Standard No. 1. The committee will receive reports of compliance with provisions of the Auditor Independence Regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the Fidelity funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the Fidelity funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the Fidelity funds' or service providers' internal controls over financial reporting. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the Fidelity funds' financial reporting process, will discuss with FMR, the Fidelity funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR Corp. their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the Fidelity funds, and will review with FMR, the Fidelity funds' Treasurer, outside auditor, and internal auditor personnel of FMR Corp. (to the extent relevant) the results of audits of the Fidelity funds' financial statements. The committee will review periodically the Fidelity funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee also plays an oversight role in respect of each Fidelity fund's compliance with its name test and investment restrictions, the code of ethics relating to personal securities transactions, the code of ethics applicable to certain senior officers of the Fidelity funds, and anti-money laundering requirements. During the fiscal year ended March 31, 2004, the committee held 11 meetings.

The Governance and Nominating Committee is composed of Messrs. Mann (Chair), Cox, and Gates, each of whom is not an "interested person" (as defined in the 1940 Act). The committee has two charters: one addressing fund governance and Board administrative matters and one addressing the nomination for the appointment or election of non-interested Trustees. The committee meets as called by the Chair. The committee also recommends the establishment of committees (including ad hoc and standing committees). A current copy of the Governance and Nominating Committee Charter With Respect to Nominations of Independent Trustees is available on Fidelity's website (www.fidelity.com) and is attached as Exhibit I to this proxy statement. The committee is also responsible for other fund governance and board administration matters. With respect to fund governance and board administration matters, the committee periodically reviews procedures and policies of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of non-interested Trustees. It acts as the administrative committee under the retirement plan for non-interested Trustees who retired prior to December 30, 1996 and under the fee deferral plan for non-interested Trustees. It reviews the performance of legal counsel employed by the Fidelity funds and the non-interested Trustees. On behalf of the non-interested Trustees, the committee will make such findings and determinations as to the independence of counsel for the non-interested Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to non-interested Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the non-interested Trustees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee meets with non-interested Trustees at least once a year to discuss the Statement of Policies and other matters relating to fund governance. The committee also oversees the annual self-evaluation of the non-interested Trustees. The committee makes nominations for the election or appointment of non-interested Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee will have sole authority to retain and terminate any search firm used to identify non-interested Trustee candidates, including sole authority to approve such firm's fees and other retention terms. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a non-interested Trustee of the Fidelity funds, should be submitted to the Chair of the committee at the address maintained for communications with non-interested Trustees. If the committee retains a search firm, the Chair will forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting non-interested Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an "interested person" of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend 11 meetings per year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective non-interested Trustee in light of the Fidelity funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as a non-interested Trustee. During the fiscal year ended March 31, 2004, the committee held 11 meetings.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) has been selected as the independent registered public accounting firm for Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, and Fidelity Freedom 2040 Fund. The firm of Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities"), has been selected as the independent registered public accounting firm for Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund. PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No. 1 (ISB No.1), have confirmed to the trust's Audit Committee that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firm examines annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firms relating to the operations or financial reporting of Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, and Fidelity Freedom 2040 Fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with ISB No.1, regarding their independence from the funds and their related entities.

[According to PwC for the fiscal year ended March 31, 2004, the percentage of hours spent on the audit of Fidelity Freedom Income Fund's, Fidelity Freedom 2000 Fund's, Fidelity Freedom 2005 Fund's, Fidelity Freedom 2010 Fund's, Fidelity Freedom 2015 Fund's, Fidelity Freedom 2020 Fund's, Fidelity Freedom 2025 Fund's, Fidelity Freedom 2030 Fund's, Fidelity Freedom 2035 Fund's, and Fidelity Freedom 2040 Fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:]

Fund	2004
Fidelity Freedom Income Fund	%
Fidelity Freedom 2000 Fund	%
Fidelity Freedom 2005 Fund	%
Fidelity Freedom 2010 Fund	%
Fidelity Freedom 2015 Fund	%
Fidelity Freedom 2020 Fund	%
Fidelity Freedom 2025 Fund	%
Fidelity Freedom 2030 Fund	%
Fidelity Freedom 2035 Fund	%
Fidelity Freedom 2040 Fund	%

[According to Deloitte Entities for the fiscal year ended March 31, 2004, the percentage of hours spent on the audit of Fidelity Advisor Freedom Income Fund's, Fidelity Advisor Freedom 2005 Fund's, Fidelity Advisor Freedom 2010 Fund's, Fidelity Advisor Freedom 2015 Fund's, Fidelity Advisor Freedom 2020 Fund's, Fidelity Advisor Freedom 2025 Fund's, Fidelity Advisor Freedom 2030 Fund's, Fidelity Advisor Freedom 2035 Fund's, and Fidelity Advisor Freedom 2040 Fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of Deloitte Entities is as follows:]

Fund	2004
Fidelity Advisor Freedom Income Fund	%
Fidelity Advisor Freedom 2005 Fund	%
Fidelity Advisor Freedom 2010 Fund	%
Fidelity Advisor Freedom 2015 Fund	%
Fidelity Advisor Freedom 2020 Fund	%
Fidelity Advisor Freedom 2025 Fund	%
Fidelity Advisor Freedom 2030 Fund	%
Fidelity Advisor Freedom 2035 Fund	%
Fidelity Advisor Freedom 2040 Fund	%

Audit Fees. For each of the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate Audit Fees billed by PwC or Deloitte Entities for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for each fund and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A,B,C
Fidelity Advisor Freedom Income Fund	$	$
Fidelity Advisor Freedom 2005 Fund	$	$
Fidelity Advisor Freedom 2010 Fund	$	$
Fidelity Advisor Freedom 2015 Fund	$	$
Fidelity Advisor Freedom 2020 Fund	$	$
Fidelity Advisor Freedom 2025 Fund	$	$
Fidelity Advisor Freedom 2030 Fund	$	$
Fidelity Advisor Freedom 2035 Fund	$	$
Fidelity Advisor Freedom 2040 Fund	$	$
Fidelity Freedom Income Fund	$	$
Fidelity Freedom 2000 Fund	$	$
Fidelity Freedom 2005 Fund	$	$
Fidelity Freedom 2010 Fund	$	$
Fidelity Freedom 2015 Fund	$	$
Fidelity Freedom 2020 Fund	$	$
Fidelity Freedom 2025 Fund	$	$
Fidelity Freedom 2030 Fund	$	$
Fidelity Freedom 2035 Fund	$	$
Fidelity Freedom 2040 Fund	$	$
All funds in the Fidelity Group of Funds audited by PwC	$	$
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$	$

A Aggregate amounts may reflect rounding.

B Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2010 Fund Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2030 Fund, and Fidelity Advisor Freedom 2040 Fund commenced operations on July 24, 2003.

C Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2025 Fund, and Fidelity Advisor Freedom 2035 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2025 Fund, and Fidelity Freedom 2035 Fund commenced operations on November 6, 2003.

Audit-Related Fees. In each of the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate Audit-Related Fees billed by PwC or Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A,B	2003A,B,C,D
Fidelity Advisor Freedom Income Fund	$	$
Fidelity Advisor Freedom 2005 Fund	$	$
Fidelity Advisor Freedom 2010 Fund	$	$
Fidelity Advisor Freedom 2015 Fund	$	$
Fidelity Advisor Freedom 2020 Fund	$	$
Fidelity Advisor Freedom 2025 Fund	$	$
Fidelity Advisor Freedom 2030 Fund	$	$
Fidelity Advisor Freedom 2035 Fund	$	$
Fidelity Advisor Freedom 2040 Fund	$	$
Fidelity Freedom Income Fund	$	$
Fidelity Freedom 2000 Fund	$	$
Fidelity Freedom 2005 Fund	$	$
Fidelity Freedom 2010 Fund	$	$
Fidelity Freedom 2015 Fund	$	$
Fidelity Freedom 2020 Fund	$	$
Fidelity Freedom 2025 Fund	$	$
Fidelity Freedom 2030 Fund	$	$
Fidelity Freedom 2035 Fund	$	$
Fidelity Freedom 2040 Fund	$	$

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2010 Fund Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2030 Fund, and Fidelity Advisor Freedom 2040 Fund commenced operations on July 24, 2003.

D Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2025 Fund, and Fidelity Advisor Freedom 2035 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2025 Fund, and Fidelity Freedom 2035 Fund commenced operations on November 6, 2003.

In each of the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2004A,B	2003A,B,C
PwC	$	$
Deloitte Entities	$	$

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C May include amounts billed prior to Fidelity Advisor Freedom Income Fund's, Fidelity Advisor Freedom 2005 Fund's, Fidelity Advisor Freedom 2010 Fund's, Fidelity Advisor Freedom 2015 Fund's, Fidelity Advisor Freedom 2020 Fund's, Fidelity Advisor Freedom 2025 Fund's, Fidelity Advisor Freedom 2030 Fund's, Fidelity Advisor Freedom 2035 Fund's, Fidelity Advisor Freedom 2040 Fund's, Fidelity Freedom 2005 Fund's, Fidelity Freedom 2015 Fund's, Fidelity Freedom 2025 Fund's, and Fidelity Freedom 2035 Fund's commencement of operations.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

[The percentage of audit-related services described above that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of each fund are shown in the table below. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time. Aggregate amounts may reflect rounding./There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of each fund.

Fund	2004	2003
Fidelity Advisor Freedom Income Fund	%	%
Fidelity Advisor Freedom 2005 Fund	%	%
Fidelity Advisor Freedom 2010 Fund	%	%
Fidelity Advisor Freedom 2015 Fund	%	%
Fidelity Advisor Freedom 2020 Fund	%	%
Fidelity Advisor Freedom 2025 Fund	%	%
Fidelity Advisor Freedom 2030 Fund	%	%
Fidelity Advisor Freedom 2035 Fund	%	%
Fidelity Advisor Freedom 2040 Fund	%	%
Fidelity Freedom Income Fund	%	%
Fidelity Freedom 2000 Fund	%	%
Fidelity Freedom 2005 Fund	%	%
Fidelity Freedom 2010 Fund	%	%
Fidelity Freedom 2015 Fund	%	%
Fidelity Freedom 2020 Fund	%	%
Fidelity Freedom 2025 Fund	%	%
Fidelity Freedom 2030 Fund	%	%
Fidelity Freedom 2035 Fund	%	%
Fidelity Freedom 2040 Fund	%	%]

[The percentage of audit-related services described above that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund are shown in the table below. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time. Aggregate amounts may reflect rounding./There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Auditor	2004	2003
PwC	%	%
Deloitte Entities	%	%]

Tax Fees. In each of the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate Tax Fees billed by PwC or Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2004A,B	2003A,B,C,D
Fidelity Advisor Freedom Income Fund	$	$
Fidelity Advisor Freedom 2005 Fund	$	$
Fidelity Advisor Freedom 2010 Fund	$	$
Fidelity Advisor Freedom 2015 Fund	$	$
Fidelity Advisor Freedom 2020 Fund	$	$
Fidelity Advisor Freedom 2025 Fund	$	$
Fidelity Advisor Freedom 2030 Fund	$	$
Fidelity Advisor Freedom 2035 Fund	$	$
Fidelity Advisor Freedom 2040 Fund	$	$
Fidelity Freedom Income Fund	$	$
Fidelity Freedom 2000 Fund	$	$
Fidelity Freedom 2005 Fund	$	$
Fidelity Freedom 2010 Fund	$	$
Fidelity Freedom 2015 Fund	$	$
Fidelity Freedom 2020 Fund	$	$
Fidelity Freedom 2025 Fund	$	$
Fidelity Freedom 2030 Fund	$	$
Fidelity Freedom 2035 Fund	$	$
Fidelity Freedom 2040 Fund	$	$

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2010 Fund Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2030 Fund, and Fidelity Advisor Freedom 2040 Fund commenced operations on July 24, 2003.

D Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2025 Fund, and Fidelity Advisor Freedom 2035 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2025 Fund, and Fidelity Freedom 2035 Fund commenced operations on November 6, 2003.

In each of the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate Tax Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A,B	2003A,B,C
PwC	$	$
Deloitte Entities	$	$

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C May include amounts billed prior to Fidelity Advisor Freedom Income Fund's, Fidelity Advisor Freedom 2005 Fund's, Fidelity Advisor Freedom 2010 Fund's, Fidelity Advisor Freedom 2015 Fund's, Fidelity Advisor Freedom 2020 Fund's, Fidelity Advisor Freedom 2025 Fund's, Fidelity Advisor Freedom 2030 Fund's, Fidelity Advisor Freedom 2035 Fund's, Fidelity Advisor Freedom 2040 Fund's, Fidelity Freedom 2005 Fund's, Fidelity Freedom 2015 Fund's, Fidelity Freedom 2025 Fund's, and Fidelity Freedom 2035 Fund's commencement of operations.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

[The percentage of Tax Fees described above that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of each fund are shown in the table below. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time. Aggregate amounts may reflect rounding./There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of each fund.

Fund	2004	2003
Fidelity Advisor Freedom Income Fund	%	%
Fidelity Advisor Freedom 2005 Fund	%	%
Fidelity Advisor Freedom 2010 Fund	%	%
Fidelity Advisor Freedom 2015 Fund	%	%
Fidelity Advisor Freedom 2020 Fund	%	%
Fidelity Advisor Freedom 2025 Fund	%	%
Fidelity Advisor Freedom 2030 Fund	%	%
Fidelity Advisor Freedom 2035 Fund	%	%
Fidelity Advisor Freedom 2040 Fund	%	%
Fidelity Freedom Income Fund	%	%
Fidelity Freedom 2000 Fund	%	%
Fidelity Freedom 2005 Fund	%	%
Fidelity Freedom 2010 Fund	%	%
Fidelity Freedom 2015 Fund	%	%
Fidelity Freedom 2020 Fund	%	%
Fidelity Freedom 2025 Fund	%	%
Fidelity Freedom 2030 Fund	%	%
Fidelity Freedom 2035 Fund	%	%
Fidelity Freedom 2040 Fund	%	%]

[The percentage of Tax Fees described above that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund are shown in the table below. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time. Aggregate amounts may reflect rounding./There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Auditor	2004	2003
PwC	%	%
Deloitte Entities	%	%]

All Other Fees. In each of the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate Other Fees billed by PwC or Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2004A,B	2003A,B,C,D
Fidelity Advisor Freedom Income Fund	$	$
Fidelity Advisor Freedom 2005 Fund	$	$
Fidelity Advisor Freedom 2010 Fund	$	$
Fidelity Advisor Freedom 2015 Fund	$	$
Fidelity Advisor Freedom 2020 Fund	$	$
Fidelity Advisor Freedom 2025 Fund	$	$
Fidelity Advisor Freedom 2030 Fund	$	$
Fidelity Advisor Freedom 2035 Fund	$	$
Fidelity Advisor Freedom 2040 Fund	$	$
Fidelity Freedom Income Fund	$	$
Fidelity Freedom 2000 Fund	$	$
Fidelity Freedom 2005 Fund	$	$
Fidelity Freedom 2010 Fund	$	$
Fidelity Freedom 2015 Fund	$	$
Fidelity Freedom 2020 Fund	$	$
Fidelity Freedom 2025 Fund	$	$
Fidelity Freedom 2030 Fund	$	$
Fidelity Freedom 2035 Fund	$	$
Fidelity Freedom 2040 Fund	$	$

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2010 Fund Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2030 Fund, and Fidelity Advisor Freedom 2040 Fund commenced operations on July 24, 2003.

D Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2025 Fund, and Fidelity Advisor Freedom 2035 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2025 Fund, and Fidelity Freedom 2035 Fund commenced operations on November 6, 2003.

In each of the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate Other Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A,B	2003A,B,C
PwC	$	$
Deloitte Entities	$	$

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C May include amounts billed prior to Fidelity Advisor Freedom Income Fund's, Fidelity Advisor Freedom 2005 Fund's, Fidelity Advisor Freedom 2010 Fund's, Fidelity Advisor Freedom 2015 Fund's, Fidelity Advisor Freedom 2020 Fund's, Fidelity Advisor Freedom 2025 Fund's, Fidelity Advisor Freedom 2030 Fund's, Fidelity Advisor Freedom 2035 Fund's, Fidelity Advisor Freedom 2040 Fund's, Fidelity Freedom 2005 Fund's, Fidelity Freedom 2015 Fund's, Fidelity Freedom 2025 Fund's, and Fidelity Freedom 2035 Fund's commencement of operations.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

The percentage of All Other Fees for non-audit services described above that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of each fund are shown in the table below. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time. Aggregate amounts may reflect rounding./There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of each fund.

Fund	2004	2003
Fidelity Advisor Freedom Income Fund	%	%
Fidelity Advisor Freedom 2005 Fund	%	%
Fidelity Advisor Freedom 2010 Fund	%	%
Fidelity Advisor Freedom 2015 Fund	%	%
Fidelity Advisor Freedom 2020 Fund	%	%
Fidelity Advisor Freedom 2025 Fund	%	%
Fidelity Advisor Freedom 2030 Fund	%	%
Fidelity Advisor Freedom 2035 Fund	%	%
Fidelity Advisor Freedom 2040 Fund	%	%
Fidelity Freedom Income Fund	%	%
Fidelity Freedom 2000 Fund	%	%
Fidelity Freedom 2005 Fund	%	%
Fidelity Freedom 2010 Fund	%	%
Fidelity Freedom 2015 Fund	%	%
Fidelity Freedom 2020 Fund	%	%
Fidelity Freedom 2025 Fund	%	%
Fidelity Freedom 2030 Fund	%	%
Fidelity Freedom 2035 Fund	%	%
Fidelity Freedom 2040 Fund	%	%]

[The percentage of All Other Fees for non-audit services described above that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial report of each fund are shown in the table below. These percentages include amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time. Aggregate amounts may reflect rounding./There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended March 31, 2004 and March 31, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Auditor	2004	2003
PwC	%	%
Deloitte Entities	%	%]

For the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate fees billed by PwC of $_____A,B and $_____A,B, and Deloitte Entities of $_____A,B and $_____A,B, respectively, for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

Billed By	2004A,B	2004A,B	2003A,B,C	2003A,B,C
	Covered Services	Non-Covered Services	Covered Services	Non-Covered Services
PwC	$	$	$	$
Deloitte Entities	$	$	$	$

A Aggregate amounts may reflect rounding.

B Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

C May include amounts billed prior to Fidelity Advisor Freedom Income Fund's, Fidelity Advisor Freedom 2005 Fund's, Fidelity Advisor Freedom 2010 Fund's, Fidelity Advisor Freedom 2015 Fund's, Fidelity Advisor Freedom 2020 Fund's, Fidelity Advisor Freedom 2025 Fund's, Fidelity Advisor Freedom 2030 Fund's, Fidelity Advisor Freedom 2035 Fund's, Fidelity Advisor Freedom 2040 Fund's, Fidelity Freedom 2005 Fund's, Fidelity Freedom 2015 Fund's, Fidelity Freedom 2025 Fund's, and Fidelity Freedom 2035 Fund's commencement of operations.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Service Company, Inc., P.O. Box 789, Boston, MA 02109, (for Fidelity Freedom Income Fund, Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, and Fidelity Freedom 2040 Fund), or Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, (for Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, and Fidelity Advisor Freedom 2040 Fund), whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

GOVERNANCE AND NOMINATING COMMITTEE CHARTER
WITH RESPECT TO NOMINATIONS OF INDEPENDENT TRUSTEES

This charter relates to the responsibilities of the Governance and Nominating Committee in connection with the nomination of Independent Trustees.

The Governance and Nominating Committee will consist solely of Independent Trustees. The Chair of the Independent Trustees will be the Chair of the Committee. If a Vice Chair of the Independent Trustees has been designated, such Vice Chair will normally serve on the Committee. The Committee will meet as called by the Chair. A quorum will include at least two Independent Trustees.

The Committee will make nominations for the appointment or election of Independent Trustees in accordance with the Independent Trustee's Statement of Policy on Criteria for Selecting Independent Trustees ("Statement of Policy") (attached as Appendix A). The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be "disinterested" in terms of both the letter and spirit of the Investment Company Act. The Committee will also make nominations for the appointment of any non-management member of any Advisory Board.

The Committee will periodically review the Statement of Policy, which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Governance and Nominating Committee.

The Committee will have sole authority to retain and terminate any search firm used to identify Independent Trustee candidates, including sole authority to approve such firm's fees and other retention terms.

The Committee will consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chairman of the Committee in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Fidelity Funds. If the Committee retains a search firm, the Chairman will forward all such submissions to the search firm for evaluation.

APPENDIX A

December 2003

STATEMENT OF POLICY ON CRITERIA
FOR SELECTING INDEPENDENT TRUSTEES

The Governance and Nominating Committee of the Board of Trustees of the Fidelity Funds has adopted this Statement of Policy to memorialize its views as to the appropriate criteria for selecting Independent Trustees of the Funds. This Statement has been prepared in connection with filling vacancies among the Independent Trustees that are expected to arise through the end of 2004.

The Governance and Nominating Committee expects that all candidates will have the following characteristics:

  Unquestioned personal integrity is a given.
  The candidate may not be an "interested person" of FMR or its affiliates within the meaning of the Investment Company Act of 1940.
  The candidate should have no material relationship that could create an appearance of lack of independence in respect of FMR and its affiliates. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships (among others).
  The candidate needs the disposition to act independently in fact in respect of FMR and its affiliates and others in order to protect the interests of the Funds and all shareholders. It is expected that Independent Trustees will play an active and, if necessary, an adversarial role in pursuing the best interests of the Funds and shareholders.
  The candidate needs to be able to attend 11 meetings per year. The effect of this requirement is to limit the number of other boards on which a candidate can participate and other commitments.
  The candidate needs to have demonstrated sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial or regulatory issues.
  The candidate should have sufficient financial or accounting knowledge to add value in the complex financial environment of the Fidelity Funds.
  Candidates should have experience on corporate or other institutional oversight bodies having similar responsibilities. This helps assure that they have other exposure to current governance issues and business practices. Candidates should not, however, have board memberships or other relationships that could result in business or regulatory conflicts with the Fidelity Mutual Funds.
  The candidate needs the capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the Fidelity Funds' complex regulatory, operational and marketing setting.

The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee.

The following characteristics are desirable, but not mandatory:

  The candidate should have the ability to serve seven or more years before reaching mandatory retirement age.
  The candidate should have diversity of interests evidenced by participation in community, charitable or other similar activities.

The following are desirable characteristics of the Independent Trustees as a group:

  The Independent Trustees will generally be drawn from the ranks of respected and accomplished senior business leaders.
  The Independent Trustees will strive to achieve diversity in terms of gender, race and geographic location.
  The Independent Trustees as a whole should reflect a diversity of business experience. At least one Independent Trustee will be a "audit committee financial expert," as such term is defined by the SEC. The Governance and Nominating Committee will strive to achieve a balance of experience of Independent Trustees in respect of industries, management roles and other experience. For each candidate, the Committee will evaluate specific experience in light of the makeup of the current board.

Fidelity Freedom 2000 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2040 Fund, Fidelity Freedom Income Fund, Fidelity, and Magellan are registered trademarks of FMR Corp.

Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Fidelity Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2035 Fund, Strategic Advisers are registered service marks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

ABD-pxs-1104	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	CUSIP# 31617R407 / FUND# 370
1.752767.101		CUSIP# 315792689 / FUND# 1312
CUSIP# 31617R506 / FUND# 371
CUSIP# 315792671 / FUND# 1313
CUSIP# 31617R605 / FUND# 372
CUSIP# 315792663 / FUND# 1314
CUSIP# 31617R704 / FUND# 373
CUSIP# 315792655 / FUND# 1315
CUSIP# 315792101 / FUND# 718
CUSIP# 315792689 / FUND# 369
CUSIP# 315792648 / FUND# 1291
CUSIP# 315792630 / FUND# 1292
CUSIP# 315792622 / FUND# 1293
CUSIP# 315792614 / FUND# 1294
CUSIP# 315792598 / FUND# 1295
CUSIP# 315792705 / FUND# 1184
CUSIP# 315792804 / FUND# 1185
CUSIP# 315792887 / FUND# 1186
CUSIP# 315792879 / FUND# 1187
CUSIP# 315792861 / FUND# 1188
CUSIP# 315792580 / FUND# 1296
CUSIP# 315792572 / FUND# 1297
CUSIP# 315792564 / FUND# 1298
CUSIP# 315792556 / FUND# 1299
CUSIP# 315792549 / FUND# 1301
CUSIP# 315792853 / FUND# 1189
CUSIP# 315792846 / FUND# 1190
CUSIP# 315792838 / FUND# 1191
CUSIP# 315792820 / FUND# 1192
CUSIP# 315792812 / FUND# 1193
CUSIP# 315792531 / FUND# 1302
CUSIP# 315792523 / FUND# 1303
CUSIP# 315792515 / FUND# 1304
CUSIP# 315792499 / FUND# 1305
CUSIP# 315792481 / FUND# 1306
CUSIP# 315792796 / FUND# 1194
CUSIP# 315792788 / FUND# 1195
CUSIP# 315792770 / FUND# 1196
CUSIP# 315792762 / FUND# 1197
CUSIP# 315792754 / FUND# 1198
CUSIP# 315792473 / FUND# 1307
CUSIP# 315792465 / FUND# 1308
CUSIP# 315792457 / FUND# 1309
CUSIP# 315792440 / FUND# 1310
CUSIP# 315792432 / FUND# 1311
CUSIP# 315792747 / FUND# 1199
CUSIP# 315792739 / FUND# 1201
CUSIP# 315792721 / FUND# 1202
CUSIP# 315792713 / FUND# 1203
CUSIP# 315792697 / FUND# 1204
CUSIP# 315792200 / FUND# 1205
CUSIP# 315792309 / FUND# 1206
CUSIP# 315792408 / FUND# 1207
CUSIP# 315792507 / FUND# 1208
CUSIP# 315792606 / FUND# 1209

Form of Proxy Card: Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, Fidelity Freedom 2040 Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com/proxy and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and George H. Heilmeier, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Aberdeen Street Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on January 19, 2005 at 10:15 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	FIDELITY ABERDEEN STREET TRUST-SP

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
				FOR	AGAINST	ABSTAIN
1.	To elect the nominees specified below as Trustees:
	(01) Laura B. Cronin (02) Dennis J. Dirks (03) Robert M. Gates (04) George H. Heilmeier (05) Abigail P. Johnson	(06) Edward C. Johnson (07) Marie L. Knowles (08) Ned C. Lautenbach (09) Marvin L. Mann (10) William O. McCoy	(11) Robert L. Reynolds (12) Cornelia M. Small (13) William S. Stavropoulos (14) Kenneth L. Wolfe	FOR all nominees listed (except as marked to the contrary at left) (_)		WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
				FOR	AGAINST	ABSTAIN
2.

To modify the fundamental investment objective of each of Fidelity Freedom 2000 Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, and Fidelity Freedom 2040 Fund.

				(_)	(_)	(_)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	ABD-PXS-1104A-SP	370, 371, 372, 373, 718, 1312, 1313, 1314, 1315	(down arrow)

Form of Proxy Card: Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, and Fidelity Freedom Income Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 145421 Cincinnati, Ohio 45250-5421	of additional mailings.
Vote by Touch-Tone Phone, by Mail, or via the Internet!!
	CALL:	To vote by phone call toll-free 1-888-221-0697 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.proxyweb.com/proxy and follow the on-screen instructions.
[Control # Prints Here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Eric D. Roiter and George H. Heilmeier, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Aberdeen Street Trust as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 27 State Street, 10th Floor, Boston, MA 02109, on January 19, 2005 at 10:15 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................	(down arrow)
...........................................................................	...........................................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.
...........................................................................	...........................................................................	Date _____________________
...........................................................................	...........................................................................

_____________________________________

_____________________________________

_____________________________________

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

(down arrow)	...........................................................................	(down arrow)
...........................................................................	...........................................................................	FIDELITY ABERDEEN STREET TRUST-SP

Please refer to the Proxy Statement discussion of each of these matters.

IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

(down arrow)	...........................................................................	(down arrow)

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
				FOR	AGAINST	ABSTAIN
1.	To elect the nominees specified below as Trustees:
	(01) Laura B. Cronin (02) Dennis J. Dirks (03) Robert M. Gates (04) George H. Heilmeier (05) Abigail P. Johnson	(06) Edward C. Johnson (07) Marie L. Knowles (08) Ned C. Lautenbach (09) Marvin L. Mann (10) William O. McCoy	(11) Robert L. Reynolds (12) Cornelia M. Small (13) William S. Stavropoulos (14) Kenneth L. Wolfe	FOR all nominees listed (except as marked to the contrary at left) (_)		WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
PLEASE SIGN ON THE REVERSE SIDE.
(down arrow)	ABD-PXC-1104B-SP

369, 1184, 1185, 1186, 1187, 1188, 1189, 1190, 1191, 1192, 1193, 1194, 1195, 1196, 1197, 1198, 1199, 1201, 1202, 1203, 1204, 1205, 1206, 1207, 1208, 1209, 1291, 1292, 1293, 1294, 1295, 1296, 1297, 1298, 1299, 1301, 1302, 1303, 1304, 1305, 1306, 1307, 1308, 1309, 1310, 1311

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